Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM

Entrepreneur U.S. All Cap FundTM
Retail Class IMPRX / Institutional Class IMPAX

March 2, 2017

Supplement to Statutory Prospectus dated November 1, 2016

Offering Retail Class Entrepreneur U.S. All Cap FundTM

On March 2, 2017, the Entrepreneur U.S. All Cap Fund will recommence offering Retail Class shares.  Accordingly, effective March 2, 2017, the Prospectus is revised as follows:
•	The reference to the Entrepreneur U.S. All Cap Fund is revised in its entirety to read as follows:
Entrepreneur U.S. All Cap FundTM
   Institutional Class:  IMPAX
   Retail Class:  IMPRX
•

The sentence in the summary information of the Entrepreneur U.S. All Cap Fund, under the heading “Purchase and Sale of Fund Shares,” that reads, “Currently, Retail Class shares are not being offered by the Fund,” is hereby deleted from the Prospectus.

•	The disclosure under the heading “Choosing a Share Class – Entrepreneur U.S. All Cap Fund and Entrepreneur U.S. Large Cap Fund” is revised in its entirety to read as follows:
“The Entrepreneur U.S. All Cap Fund offers both Institutional Class shares and Retail Class shares, while the Entrepreneur U.S. Large Cap Fund currently offers Institutional Class only.  The Entrepreneur U.S. Large Cap Fund may offer Retail Class shares in the future.

The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

•
Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

•
Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the applicable Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or its advisor.

* * *

The date of this Supplement is March 2, 2017.

Please retain this Supplement for future reference.